Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Celestial Delights USA Corp. (the “Company”) on Form 10-K/A for the period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 5, 2010

/s/ John J. Lennon
Name:	John J. Lennon
Title:	President, Chief Executive Officer, Secretary and Treasurer
(Principal Executive Officer)

/s/ John J. Lennon
Name:	John J. Lennon
Title:	President, Chief Executive Officer, Secretary and Treasurer
(Principal Financial Officer and Principal Accounting Officer)